                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 18
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                        AIM INVESTMENT SECURITIES FUNDS
                     (INVESCO INVESTMENT SECURITIES FUNDS)

       This Amendment No. 18 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust") amends, effective December 31, 2015, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Limited Maturity Treasury Fund to Invesco Short Duration Inflation Protected Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 18, 2015.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
 ---------                              -------------------------------------
 Invesco Global Real Estate Fund        Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares

 Invesco High Yield Fund                Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco Short Duration Inflation       Class A Shares
   Protected Fund                       Class A2 Shares
                                        Class R5 Shares
                                        Class Y Shares

 Invesco Money Market Fund              Class AX Shares
                                        Class B Shares
                                        Class BX Shares
                                        Class C Shares
                                        Class CX Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class Y Shares
                                        AIM Cash Reserve Shares
                                        Investor Class Shares

 Invesco Real Estate Fund               Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco Short Term Bond Fund           Class A Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares

 PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
 ---------                              -------------------------------------
 Invesco U.S. Government Fund           Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco Corporate Bond Fund            Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares"

                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 19
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                        AIM INVESTMENT SECURITIES FUNDS
                     (INVESCO INVESTMENT SECURITIES FUNDS)

       This Amendment No. 19 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust") amends, effective June 28, 2016, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Money Market Fund to Invesco Government Money Market Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 1, 2015.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
 ---------                              -------------------------------------
 Invesco Global Real Estate Fund        Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares

 Invesco High Yield Fund                Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco Short Duration Inflation       Class A Shares
   Protected Fund                       Class A2 Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares

 Invesco Government Money Market Fund   Class AX Shares
                                        Class B Shares
                                        Class BX Shares
                                        Class C Shares
                                        Class CX Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class Y Shares
                                        AIM Cash Reserve Shares
                                        Investor Class Shares

 Invesco Real Estate Fund               Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares
                                        Investor Class Shares

 PORTFOLIO                                    CLASSES OF EACH PORTFOLIO
 ---------                              -------------------------------------
 Invesco Short Term Bond Fund           Class A Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares

 Invesco U.S. Government Fund           Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class Y Shares
                                        Investor Class Shares

 Invesco Corporate Bond Fund            Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class Y Shares"

                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 20
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                        AIM INVESTMENT SECURITIES FUNDS
                     (INVESCO INVESTMENT SECURITIES FUNDS)

       This Amendment No. 20 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the "Trust") amends, effective January 29, 2016, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trustees of the Trust approved this amendment and a vote of the Shareholders is not required for this amendment;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Section 7.3 is amended to read as follows:

      Section 7.3 Redemptions at the Option of the Trust. At the option of the Board of Trustees, the Trust may, from time to time, without the vote of the Shareholders, but subject to the 1940 Act, redeem shares of any Shareholder or authorize the closing of any Shareholder account, subject to such conditions as may be established from time to time by the Board of Trustees and disclosed to Shareholders.

   2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 29, 2016.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President